ASSET PURCHASE AGREEMENT

      This Asset Purchase Agreement (the "Agreement") is made as of this 5th day of August, 2008 by and between AVEROX, a private limited company organized under the laws of Pakistan, ("Party I"), a subsidiary of AVEROX Inc., a Nevada, USA corporation and sole shareholder of Party I (OTCBB:AVOX) ("Averox") and Provisus LTD, a company incorporated under the laws of the United Kingdom (the "UK") ("Party II") and the shareholders of Party II that are a party hereto (the "Party II Shareholders").

                                   WITNESSETH:

      WHEREAS, Party II owns the assets listed in Schedule I attached hereto (collectively, the "Party I Acquired Assets"); and Party I owns the assets listed in Schedule II attached hereto (collectively, the "Party II Acquired Assets");

      WHEREAS, Party I desires to purchase and otherwise acquire from Party II, and also desires to sell, transfer and convey the Party I Acquired Assets to Party II, and Party II desires to sell, transfer and convey the Party II Acquired Assets to Party I, and also desires to purchase and otherwise acquire from Party I pursuant to the terms and conditions hereof.

      NOW THEREFORE, in consideration of the premises, and other good and valuable consideration, the receipt and sufficiency of which are hereby expressly acknowledged herein, the parties agree as follows:

1.    AGREEMENT TO SELL AND PURCHASE.

      (a) On the terms and subject to the conditions of this Agreement, Party II agrees to sell, transfer, convey and assign to Party I and Party I agrees to purchase, except as stated specifically herein, all of the Party I Acquired Assets.

      (b) On the terms and subject to the conditions of this Agreement and subject to Section 9 hereof, Party I agrees to sell, transfer, convey and assign to Party II and Party II agrees to purchase, except as stated specifically herein, all of the Party II Assets.

2.    PURCHASE PRICE; PAYMENTS.

      (a)   Purchase Price.

            Party I shall pay to Party II, a royalty equal to twenty percent (20%) of the total revenue generated from Provisus Software sales and services included as part of the Party I Assets; provided however, on the first five (5) million US dollars of total revenue generated from Provisus Software sales and services, there will be no royalty paid to Party II.

            In addition to the twenty percent (20%) royalty, Party I shall pay one (1) million US dollars to Party II on the first anniversary of the date of this Agreement, provided that if cash is not available, Party I shall deliver to Party II or its designee shares of Party I's common stock (the "Shares") having a market value on the first anniversary equal to five (5) million US dollars.

      3.    ASSUMPTIONS OF LIABILITIES.

            Except as expressly provided herein, Party II will retain and Party I will not assume any liabilities or obligations of Party II of any nature whatsoever, whether imposed by operation of law or otherwise, including without limitation, (i)any expenses, liabilities or obligations of Party II arising out of or in connection with the execution and delivery of this Agreement or the consummation of the transactions contemplated hereby (nor may Party II pay any of such expenses, or discharge any of such liabilities or obligations, related to the Party I Acquired Assets); or (ii) any environmental liability and any liabilities or obligations of Party II relating to federal, state or local income or franchise taxes, or sales, use or gross receipts taxes, or tax withholding obligations attributable to Party II ownership of the Party I Acquired Assets, the transactions contemplated hereby or the conduct of Party II's business prior to the Closing Date. Averox has performed full due diligence of the software IPR and is fully aware of the Provisus software mentioned in Schedule I.

      4.    THE CLOSING.

            The closing of the sale and purchase of the assets (the "Closing") shall be effective as of 12:01 a.m. Islamabad, Pakistan time on August 5, 2008 (the "Closing Date").

      5.    DELIVERIES AT THE CLOSING.

            (a) On the Closing Date, Party II will deliver or cause to be delivered to Party I the following:

                        i. all such other conveyances, assignments, consents, bills of sale and other documents or instruments of transfer, in form and substance reasonably satisfactory to the parties, effective to vest in Party I good and marketable title to the Party II Acquired Assets as of the Closing Date;

                        ii.     possession of the Party II Acquired Assets;

                        iii. all other previously undelivered documents, instruments and writings required to be delivered to Party I by Party II at or prior to the Closing pursuant to this Agreement.

            (b) On the Closing Date, Party I will deliver or cause to be delivered to Party II, the following:

                        i. all other previously undelivered documents, instruments and writings required to be delivered to Party II by Party I at or prior to the Closing; pursuant to this Agreement.

      6.    REPRESENTATIONS AND WARRANTIES OF PARTY II AND THE PARTY II
            SHAREHOLDERS.

            Except as disclosed in the schedules attached hereto, which identifies the specific sections to which each such disclosure relates, Party II and the Party II Shareholders represent and warrant to Party I, as follows:

            (a)   Organization.

                  Party II is a limited company organized under the laws of the UK, duly-organized, validly existing and in good standing under the laws of the UK with company incorporation number 0591155, with all requisite corporate power and authority to own, lease and operate its properties and to carry on its business as it is now being conducted.

            (b)   Authority.

                  The execution, delivery and performance of this Agreement have been duly authorized by Party II Board of Directors and shareholders. No other corporate proceedings on the part of Party II are necessary to authorize this Agreement or the consummation of the transactions contemplated hereby. This Agreement is a valid and binding obligation of Party II, enforceable in accordance with its terms, except as may be affected by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or affecting creditors' rights generally or by equitable principles. Neither the execution and delivery of this Agreement, nor the consummation of the transactions contemplated hereby will (i) violate, or conflict with, or require any consent under, or result in a breach of any provision of, or constitute a default (or an event which, with notice or lapse of time or both, would constitute a default) under, or result in the termination of, or accelerate the performance required by, or result in the creation of any lien, security interest, charge or encumbrance upon any of the Acquired Assets of Party II under any of the terms, conditions or provisions of the Articles of Incorporation or Bylaws of Party II or of any note, bond, mortgage, indenture, deed of trust, license, agreement or other instrument or obligation to which Party II is party, or by which Party II or any of the Acquired Assets may be bound or affected, or (ii) violate any order, writ, injunction, decree, statute, rule or regulation applicable to Party II or any of the Acquired Assets.

            (c)   Conflicts of Interest.

                  Except as stated in the preamble of this Agreement, no present officer, director, employee, shareholder, or related entity of Party II has or claims to have (i) any interest in the Party I Acquired Assets or any of the Assets, or (ii) any Assumed Contract.

            (d)   Title to Properties and Condition.

                  Party II has good and marketable title to all of the Party I Acquired Assets, free and clear of all mortgages, liens, pledges, charges, claims or encumbrances.

            (e)   Litigation.

                  There is no action, dispute, claim, litigation, arbitration, investigation or other proceeding, at law or in equity or by or before any court or governmental or administrative body, pending or threatened against Party II with respect to its business, properties, operations or personnel or the transactions contemplated by this Agreement, and neither Party II nor any of its officers know or have reasonable grounds to know of the basis for any such action. Neither Party II nor the Party I Acquired Assets are subject to any judicial, governmental, or agency judgment or order.

            (f)   Required Consents.

                  No consent or permission of any third party is required for execution, delivery and performance of this Agreement or the consummation of the transaction contemplated hereby. No consent or permission of any third party is required to assign any assumed contract to Party I hereunder, or for the continuation, without default or breach or the right to declare a default or breach thereof, after assignment to Party I.

            (g)   Inventories.

                  The Party I Acquired Assets are in good and marketable condition, and are of a quality useable in the ordinary course of business. All inventories have been procured in the ordinary course of business and consistent with anticipated requirements as of the time commitments were made, and the volume of use of inventory has not been reduced or increased in anticipation of the transactions contemplated by this Agreement.

            (h)   Shares.

                  In connection with the issuance of the Shares, if applicable, Party II will make the following representations as a condition to the issuance of the Shares:

                  (i) Party II has been supplied with or has had sufficient access to all material information, including but not limited to relevant financial statements and other financial information of Averox, and has been afforded with an opportunity to question and has received answers concerning information to which a reasonable investor would attach significance in making investment decisions, so that, as a reasonable investor, Party II has been able to make the decision to purchase the Shares.

                  (ii) Party II, in making the decision to acquire the Shares, has relied upon independent investigations of Averox made by it. Party II has such knowledge and experience in financial, tax and business matters so as to enable Party II to utilize the information made available to Party II in connection with the offering of the Shares to evaluate the merits and risks of an investment in the Shares and to make an informed investment decision with respect thereto.

                  (iii) Party II understands that the Shares are being and will be sold in reliance on an exemption from the registration requirements of U.S. and foreign securities laws, and that Averox is relying upon the truth and accuracy of the representations, warranties, agreements, acknowledgments and understandings of Party II, set forth herein, in order to determine the applicability of such exemptions and the suitability of Party II to purchase the Shares. The representations, warranties and agreements contained herein are true and correct as of the date hereof and may be relied upon by Averox, and Party II will notify Averox immediately of any adverse change in any such representations and warranties which may occur prior to the closing.

                  (iv) All offers and sales of the Shares prior to the registration of the Shares under the Securities Act of 1933 (the "Securities Act") or pursuant to an exemption from registration under the Securities Act shall be made only pursuant to such a registration or such exemption from registration.

                  (vi) Party II is acquiring the Shares for investment purposes.

                  (vii) Party II is not a U.S. Person and further makes the representations and warranties to Party I as follows:

                  1. At the time of (a) the offer by Averox and (b) the acceptance of the offer by Party II, of the Shares, Party II was outside the United States.

                  2. No offer to acquire the Shares or otherwise to participate in the transactions contemplated by this Agreement was made to Party II or its representatives inside the United States.

                  3. Party II is not purchasing the Shares for the account or benefit of any U.S. Person, or with a view towards distribution to any U.S. Person, in violation of the registration requirements of the Securities Act.

                  4. Party II will make all subsequent offers and sales of the Shares either (x) outside of the United States in compliance with Regulation S; (y) pursuant to a registration under the Securities Act; or (z) pursuant to an available exemption from registration under the Securities Act. Specifically, Party II will not resell the Shares to any U.S. Person or within the United States prior to the expiration of a period commencing on the Closing Date and ending on the date that is one year thereafter (the "Distribution Compliance Period"), except pursuant to registration under the Securities Act or an exemption from registration under the Securities Act.

                  5. Party II is acquiring the Shares for Party II's own account, for investment and not for distribution or resale to others.

                  6. Party II has no present plan or intention to sell the Shares in the United States or to a U.S. Person at any predetermined time, has made no predetermined arrangements to sell the Shares and is not acting as a distributor of such securities.

                  7. Neither Party II, its affiliates, nor any person or entity acting on the Party II's behalf, has entered into, has the intention of entering into, or will enter into any put option, short position or other similar instrument or position in the United States with respect to the Shares at any time after the issuance thereof through the Distribution Compliance Period except in compliance with the Securities Act.

                  8. Party II is not acquiring the Shares in a transaction (or an element of a series of transactions) that is part of any plan or scheme to evade the registration provisions of the Securities Act.

                  9. Party II understands the various risks of an investment in the Shares and can afford to bear such risks for an indefinite period of time, including, without limitation, the risk of losing its entire investment in the Shares.

                  10. Party II has had access to Averox's publicly filed reports with the SEC.

                  11. Party II has been furnished, during the course of the transactions contemplated by this Agreement, with all other public information regarding Averox that the Party II has requested and all such public information is sufficient for the Party II to evaluate the risks of investing in the Shares.

                  12. Party II is not relying on any representations and warranties concerning Averox that have been made by Averox or any officer, employee or agent of Averox, other than those contained in this Agreement.

                  13. Party II understands and acknowledges that Averox is under no obligation to register the Shares for sale under the Securities Act.

                  14. Party II represents that the address furnished by Party II in this Agreement is its principal business address if it is a corporation or other entity.

                  15. Party II understands and acknowledges that the Shares have not been recommended by any federal or state securities commission or regulatory authority, that the foregoing authorities have not confirmed the accuracy or determined the adequacy of any information concerning Averox that has been supplied to Party II and that any representation to the contrary is a criminal offense.

                  (viii) Party II agrees that the certificates representing the Shares shall contain a legend to the following effect:

                  THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR ANY STATE SECURITIES LAWS AND NEITHER SUCH SECURITIES NOR ANY INTEREST THEREIN MAY BE OFFERED, SOLD, PLEDGED, ASSIGNED OR OTHERWISE TRANSFERRED EXCEPT (1) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS OR (2) PURSUANT TO AN AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS, IN WHICH CASE THE HOLDER MUST, PRIOR TO SUCH TRANSFER, FURNISH TO THE COMPANY AN OPINION OF COUNSEL, WHICH COUNSEL AND OPINION ARE REASONABLY SATISFACTORY TO THE COMPANY, THAT SUCH SECURITIES MAY BE OFFERED, SOLD, PLEDGED, ASSIGNED OR OTHERWISE TRANSFERRED IN THE MANNER CONTEMPLATED PURSUANT TO AN AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS. HEDGING TRANSACTIONS INVOLVING THE SECURITIES REPRESENTED BY THIS CERTIFICATE MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE SECURITIES ACT.

      7.    REPRESENTATIONS AND WARRANTIES OF PARTY I.

            Party I hereby represents and warrants to Party II, as follows:

            (a)   Organization.

                  Party I is a Private Limited Corporation organized under the laws of Pakistan, a wholly owned subsidiary of Averox Inc., USA (OTCBB:AVOX), with all requisite authority to own, lease and operate its properties and to carry on its business as it is now being conducted.

            (b)   Authority.

                  The execution, delivery and performance of this Agreement has been duly and effectively authorized by an authorized member of Party I. No other corporate proceedings on the part of Party I are necessary to authorize this Agreement or the consummation of the transactions contemplated hereby. This Agreement is a valid and binding obligation of Party I enforceable in accordance with their terms, except as may be affected by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or affecting creditors' rights generally or by equitable principles.

            (c)   No Conflict.

                  Neither the execution and delivery of this Agreement nor the consummation of the transactions contemplated hereby will (i) violate, or conflict with, or require any consent under, or result in a breach of any provision of, or constitute a default (or an event which, with notice or lapse of time or both, would constitute a default) under, or result in the termination of, or accelerate the performance required by, under any of the terms, conditions or provisions of the Memorandum and Articles of Association Organization or Operating Agreement of Party I or of any note, bond, mortgage, indenture, deed of trust, license, agreement or other instrument or obligation to which Party I is party, or by which Party I or any of its assets or properties may be bound or affected, or (ii) violate any order, writ, injunction, decree, statute, rule or regulation applicable to Party I or any of its assets or properties.

            (d)   Validity.

                  This agreement is subject to approval from Party I's legal advisors and, if required by law, from the board of directors and shareholders of Party I. The legal advisors, directors and shareholders of Party I, where applicable, shall have a right to suggest modifications to this agreement or cancel the whole agreement within a period of seven (7) days of signing of this agreement. After the lapse of seven (7) days, the whole agreement will become binding on both the parties.

      8.    COVENANTS AND AGREEMENTS.

            Upon the terms and subject to the conditions set forth in this Agreement, Party II, Party II Shareholders and Party I shall each use their respective commercially reasonable efforts to take, or cause to be taken, all appropriate action, and to do, or cause to be done, and to assist and cooperate with the other parties hereto in doing, all things necessary, proper or advisable under applicable laws to consummate the transactions contemplated hereby, including:

                        (i) obtaining all necessary material licenses, actions
                  or non-actions, waivers, consents, approvals, authorizations, qualifications and other orders of any governmental authorities with competent jurisdiction over the transactions contemplated hereby;

                        (ii) obtaining all necessary consents, approvals or
                  waivers from third parties;

                        (iii) defending any lawsuits or other actions
                  challenging this Agreement or the consummation of the transactions contemplated hereby, including seeking to have vacated or reversed any stay or temporary restraining order entered by any governmental authority prohibiting or otherwise restraining the consummation of the transactions contemplated hereby; and

                        (iv) executing and delivering any additional
                  instruments, certificates and other documents necessary or advisable to consummate the transactions contemplated hereby and to fully carry out the purposes of this Agreement.

      9.    AGREEMENT WITH REGARD TO PARTY I ACQUIRED ASSETS.

            Party I shall not pay any legal cost for claim recovery mentioned in
            Schedule II to Party II. Furthermore all the recovery and legal costs shall be paid by Party II. Party II agrees to pay, perform and discharge all of its obligations as they become due. Party I agrees to pay, perform and discharge following the Closing all of the any assumed liabilities. Furthermore, if any claim becomes due in result of any legal proceedings to be paid by Party I after the execution of this agreement, Party I will be considered fully exempted from all encumbrances provided that Party II will be liable to that claim.

            If Party II realizes recovery of 5 million US dollars ($5 million) or more in respect of the Party I Acquired Assets, then seventy five percent (75%) of the amount by which realization exceeds 5 million US dollars ($5 million) will be paid to Party I by Party II.

      10.   EXPENSES; TRANSFER TAXES, ETC.

            Party I and Party II each shall pay their respective costs, fees and expenses incurred in connection with this Agreement and the transactions contemplated hereby, including without limitation all fees of legal counsel and accountants, whether or not such transactions are consummated hereunder.

      11.   FURTHER ASSURANCES.

            From time to time after the Closing, at one party's request and without further consideration, the other party will execute and deliver such other instruments of conveyance and transfer and take such other action as the other party may reasonably request to effectuate the transactions contemplated by this Agreement.

      12. TRANSFER NAME OF THE ACQUIRED ASSETS AND RIGHT TO MATERIAL THAT COMES IN AFTER CLOSING.

            (a) After the Closing Date, Party II and/or any affiliates of Party II will not use, for any purpose, the names of the Assets and all other names or any variant thereof or any of the names likely to cause confusion with any such names.

            (b) Party II agrees to promptly deliver to Party I, all electronic mail messages intended for Party I but mistakenly misdirected to Party II, if any, whether received by Party II prior or subsequent to the execution of this Agreement, due to Party II e-mail registration. Party II agrees to archive said electronic mail messages in such a manner as to facilitate Party I retrieval of said electronic mail messages. Party II further agrees to immediately forward to Party I any and all such misdirected e-mail messages which might be received thereafter.

      13.   INDEMNIFICATION

            (a) Indemnification by Party II and the Party II Shareholders. Party II and the Party II Shareholders, jointly and severally, shall indemnify and hold harmless Averox, Party I and its affiliates (collectively, the "Party I Indemnified Parties") from and against any loss, liability, deficiency, damage, expense or cost (including reasonable attorneys' fees and legal expenses) (each, a "Loss" and, collectively, "Losses"), which the Party I Indemnified Parties may suffer, sustain or become subject to (collectively, "Party I Losses"):

                        (i) as a result of any breach of any of the
                  representations and warranties of Party II contained in this Agreement;

                        (ii) as a result of any breach of, or failure to
                  perform, any agreement of Party II contained in this Agreement; or

                        (iii) as a result of any claim demand, administrative
                  proceeding or suit (each a "Claim" and collectively, the "Claims") arising out of or related to Party II operation of the Party I Acquired Assets or obligations that are not being assumed by Party I at Closing or that arose or accrued prior to the Closing Date.

            (b) Indemnification by Party I. Party I shall indemnify and hold harmless Party II and its affiliates (collectively, the "Party II Indemnified Parties") from and against any Losses which the Party II Indemnified Parties may suffer, sustain or become subject to (collectively, "Party II Losses"):

                        (i) as a result of any breach of any of the
                  representations and warranties of Party I contained in this Agreement;

                        (ii) as a result of any breach of, or failure to
                  perform, any agreement of Party I contained in this Agreement; or

            (c) Neither party shall be required to commence litigation against the other prior to exercising its rights to indemnification hereunder.

      14.   NOTICES.

            All notices, requests, demands and other communications hereunder shall be in writing and shall be deemed to have been duly given, if delivered in person, telegraphed, telexed or mailed by certified or registered mail, return receipt requested and postage prepaid as follows:

                    If to Party I:            Averox  Pvt. Ltd.
                                              381, Street 13, Sector F-10/2
                                              Islamabad, Pakistan

                    If to Party II:           Provisus Ltd.
                                              16 GLENTHORNE GARDENS
                                              ILFORD ESSEX
                                              IG6 1LB
                                              UK

      15.   GENERAL.

            (a) This Agreement and the attached exhibits and schedules constitute the entire agreement and understanding of the parties with respect to the transactions contemplated hereby and supersedes all prior agreements, arrangements and understandings. This Agreement may be amended or modified only in a writing signed by the parties hereto. The parties have had full and adequate opportunity to consult counsel and have consulted counsel on this Agreement.

            (b) This Agreement may be executed in any number of counterparts, and each such counterpart hereof shall be deemed to be an original instrument, but all such counterparts together shall constitute but one agreement. The facsimile signature of any party to this Agreement for purposes of execution or otherwise is to be considered as an original signature, and the document transmitted is to be considered to have the same binding effect as an original signature on an original document. At the request of any party, any facsimile or telecopy document shall be re-executed in original form by the parties who executed the facsimile or telecopy document. No party may raise the use of a facsimile machine or telecopier or the fact that any signature was transmitted through the use of a facsimile or telecopier machine as a defense to the enforcement of this Agreement or any notice required thereof.

            (c) This Agreement shall be governed by and construed in accordance with the laws of the Pakistan.

            (d) Any of the terms and conditions of this Agreement may be waived at any time and from time to time in writing by the party entitled to the benefit thereof without affecting any other terms and conditions of this Agreement. The waiver by either party hereto of a breach of any provision of this Agreement shall not operate or be construed as a waiver of any subsequent breach.

            (e) The section and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

            (f) The invalidity or unenforceability of any term of this Agreement shall not affect the validity or enforceability of any of the remaining terms or provisions hereof.

            (g) This Agreement may not be assigned by either party, whether by operation of law or otherwise without the written consent of the other party hereto, provided however, that after Closing Party I may assign its rights and interests herein to any subsidiary or affiliate, direct or indirect. Should Party I assign its rights and interests herein to any subsidiary or affiliate, Party I shall remain liable for its obligations hereunder.

      16.   Validity of this agreement:

            This agreement is subject to approval from Party I's legal advisors and if required by law from the board of directors and shareholders of Party I and they have a right to suggest modifications to this agreement or cancel the whole agreement within a period of seven days of signing of this agreement. After the lapse of seven (7) days, the whole agreement will become binding on both the parties.

IN WITNESS WHEREOF, Party I and Party II have caused this Agreement to be duly executed and delivered on the day and year first written above.

                                    PARTY I:


                                    AVEROX Pvt. Ltd

                                    By: /s/ Yasser Ahmad
                                        ----------------------------
                                    Name: Yasser Ahmad
                                    Title: Company Secretary/ CFO


                                    PARTY II:

                                    By: /s/ Salman Mahmood
                                        ----------------------------
                                    Name: Salman Mahmood
                                    Title: Sole Shareholder/Director

                                   SCHEDULE I
                   List of Party II Acquired Assets by Party I

(1)   Provisus Software, Service Activation and Provisioning

(2)   Trademark, Website, Marketing Material

(3) Intellectual Proprietary Rights (IPR), Source Code of Core Module and all the developed modules as of Date of execution of this agreement.

                                   SCHEDULE II

                   List of Party I Acquired Assets by Party II

(1)   Claims for commissions from Azure Solutions

(2)   Claims for Commissions and Receivable of $291,967 from AirCom Ltd

(3)   Claims for commissions from ATIS Systems GMBH

(4)   Claims for Commissions from Lucent Technologies

(5)   Claims for Commissions from Intec Telecom